11. BASIC AND DILUTED NET LOSS PER SHARE (Details) - shares	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Basic And Diluted Net Loss Per Share Details
Stock options and restricted stock units	3,513,813	2,765,880
Stock warrants	2,927,952	2,933,752
Series B preferred shares	3,221,964	2,918,942
Total	9,663,729	8,618,574